Exhibit 10.11

VARAGON CAPITAL CORPORATION

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of May 31, 2022 among Varagon Capital Corporation, a Maryland corporation (the “Company”), each of the investors listed on the signature pages hereto under the caption “Investors”, and each Person who executes a Joinder hereafter.

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1 Definitions

(a) “Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) will mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

(b) “Agreement” has the meaning set forth in the recitals.

(c) “Business Day” means a day that is not a Saturday or Sunday or a day on which banks in New York City are authorized or requested by law to close.

(d) “Common Equity” means the Company’s common stock, par value $0.01 per share.

(e) “Company” has the meaning set forth in the preamble and shall include its successor(s).

(f) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(g) “Excluded Registration” means any registration in connection with registrations on Form N-14 promulgated by the SEC or any successor or similar forms.

(h) “FINRA” means the Financial Industry Regulatory Authority.

(i) “Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405.

(j) “Holdback Period” has the meaning set forth in Section 3.

(k) “Holder” means a holder of Registrable Securities who is a party to this Agreement (including by way of Joinder).

(l) “Indemnified Parties” has the meaning set forth in Section 6(a).

(m) “Joinder” has the meaning set forth in Section 8.

(n) “Losses” has the meaning set forth in Section 6(a).

(o) “Participating Holders” means any Holder(s) participating in the request for a Piggyback Registration.

(p) “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(q) “Piggyback Registrations” has the meaning set forth in Section 2(a).

(r) “Public Offering” means any sale or distribution by the Company, one of its Subsidiaries and/or Holders to the public of Common Equity or other securities convertible into or exchangeable for Common Equity pursuant to an offering registered under the Securities Act.

(s) “Registration Expenses” means all fees and expenses incident to the Company’s performance of or compliance with this Agreement, including (i) all registration, listing and filing fees (including (A) fees with respect to filings made with the SEC, a stock exchange or FINRA and (B) fees and expenses of compliance with foreign, state securities or blue sky laws, including any fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities); (ii) printing (including expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in any registration statement), messenger, telephone and delivery expenses; (iii) fees and disbursements of counsel for the Company; (iv) fees and disbursements of all independent certified public accountants (including the expenses of any “comfort” letters required by this Agreement); (v) fees and disbursements of custodians; (vi) underwriters’ fees and expenses, excluding discounts, commissions and transfer taxes (except as provided in Section 5); (vii) Securities Act or other similar liability insurance, if the Company so desires such insurance; (viii) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties); (ix) the expense of any annual audit or quarterly review; (x) the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which Registrable Securities are to be listed; (xi) the fees and expenses of any Person, including special experts, retained by the Company; and (xii) expenses of the Company incurred in connection with any road show.

(t) “Registrable Securities” means (i) any Common Equity held directly by any Holder, and (ii) any equity securities of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, reclassification, exchange, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (1) they have been (a) sold or distributed pursuant to a Public Offering, (b) sold in compliance with Rule 144 following the consummation of the initial Public Offering, (c) distributed to the direct or indirect partners or members of a Holder or (d) repurchased by the Company or a Subsidiary of the Company or (2) all such Registrable Securities may be sold under Rule 144 without any volume or manner of sale limitations or any other restriction.

(u) “Rule 144”, “Rule 158” and “Rule 405” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the SEC, as the same will be amended from time to time, or any successor rule then in force.

(v) “Sale Transaction” has the meaning set forth in Section 3.

(w) “SEC” means the United States Securities and Exchange Commission.

(x) “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(y) “Subsidiary” means, with respect to the Company, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof.

(z) “Violation” has the meaning set forth in Section 6(a).

Section 2 Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (including primary and secondary registrations, and other than pursuant to an Excluded Registration) (a “Piggyback Registration”), the Company will give prompt written notice (and in any event within ten (10) days prior to the public filing of the registration statement relating to the Piggyback Registration) to all Holders of its intention to effect such Piggyback Registration and, subject to the terms of Section 2(b) and Section 2(c), will include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after delivery of the Company’s notice. Any Holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement, or if none, prior to the applicable registration statement becoming effective.

(b) Common Equity Offerings. The Company shall use its commercially reasonable efforts to maximize the number of shares of Common Equity and number of Registrable Securities permitted to be sold in the Company’s initial Public Offering and, following such initial Public Offering and until such time as no Registrable Securities remain outstanding, to maximize the size and frequency of Piggyback Registrations and maximize the number of Registrable Securities permitted to be sold in such Piggyback Registrations. If a Piggyback Registration is an underwritten offering, the Company will include in such registration all Registrable Securities requested to be included in such registration or offering, as applicable; provided, that if the managing underwriters advise the Company in writing that, in their reasonable good faith opinion, the number of securities requested to be included in such registration or offering, as the case may be, exceeds the number of securities that can be sold in an orderly manner within a price range acceptable to the Company, the number of Registrable Securities included in such registration or offering shall be reduced (pro rata among the Participating Holders based on the total number of Registrable Securities held by such Participating Holders); provided that, in all instances the Company shall use its commercially reasonable efforts to cause Registrable Securities to constitute no less than 33% of the shares of Common Equity sold in the Company’s initial Public Offering, subject to consultation with the managing underwriters and considerations associated with then-current market conditions. In addition, following the Company’s initial Public Offering, the Company shall not allow Registrable Securities to constitute less than 33% of the shares of Common Equity sold in any Public Offering without the prior written consent of VCBD Feeder I, LLC and VCBD Feeder II, LLC.

(c) Right to Terminate Registration. The Company will have the right to terminate or withdraw any registration initiated by it under this Section 2, whether or not any holder of Registrable Securities has elected to include securities in such registration.

(d) Selection of Underwriters and Counsel. In respect of any Piggyback Registration and underwritten Public Offering, the Company may select the investment banking firm or firms that will manage the offering and that will participate in any underwriting syndicate and the counsel that will advise the Company on such offering.

Section 3 Stockholder Lock-Up Agreements.

Each Holder hereby agrees that in connection with any Public Offering not to (i) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any Common Equity (including Common Equity that may be deemed to be beneficially owned by such Holder in accordance with the rules and regulations of the SEC), (ii) offer, sell, assign, exchange, pledge, hypothecate, transfer or otherwise dispose of or agree to dispose of (including sales pursuant to Rule 144) (ii) enter into a transaction which would have the same effect as described in clause (i) above, (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Common Equity, whether such transaction is to be settled by delivery of Common Equity, in cash or otherwise (each of (i), (ii) and (iii) above, a “Sale Transaction”), or (iv) publicly disclose the intention to enter into any Sale Transaction, commencing on the effective date of the registration statement for such offering or the date of “pricing” of such offering and continuing to the date that is (x) 180 days following the date of the final prospectus for such underwritten Public Offering in the case of the initial Public Offering or (y) 90 days following the date of the final prospectus in the case of any other such underwritten Public Offering (each such period, or such shorter period as agreed to by the managing underwriters, a “Holdback Period”), in each case with such modifications and exceptions as may be approved by the applicable Holder; provided, however, that (x) such Holdback Period shall be no longer than that which is applicable to any other holder of Registrable Securities, the Company or any of its directors or officers, or any other equityholders of the Company and (y) any agreement with respect to a Holdback Period shall provide that the Company or the underwriter(s), as applicable, may not waive the Holdback Period for any other holder of Registrable Securities, the Company or any of its directors or officers, or any other equityholders of the Company unless it is waived to the same extent for all holders of Registrable Securities The Company may impose stop-transfer instructions with respect to any Common Equity subject to the restrictions set forth in this Section 3 until the end of such Holdback Period.

Section 4 Registration Procedures.

(a) Company Obligations. Whenever the Holders have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities and pursuant thereto the Company will as expeditiously as possible:

(i) prepare and file with (or submit confidentially to) the SEC a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, all in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder (provided that before filing or confidentially submitting a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Holders covered by such registration statement copies of all such documents proposed to be filed or submitted, which documents will be subject to the review and comment of such counsel);

(ii) notify each Holder of (A) the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder;

(iii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iv) furnish, without charge, to each seller of Registrable Securities thereunder and each underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) (in each case including all exhibits and documents incorporated by reference therein), each amendment and supplement thereto, each Free Writing Prospectus and such other documents as such seller or underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable laws of each such registration statement, each such amendment and supplement thereto, and each such prospectus (or preliminary prospectus or supplement thereto) or Free Writing Prospectus by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

(v) use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

(vi) notify in writing each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the SEC for the amendment or supplementing of such registration statement or prospectus or for additional information, and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event or of any information or circumstances as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, if required by applicable law or to the extent requested by the Holders, the Company will use its commercially reasonable efforts to promptly prepare and file a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vii) enter into and perform such customary agreements and take all such other actions as the Participating Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including (i) underwriting agreements in customary form, which agreements include customary limitations on the liability of the holders of Registrable Securities and the indemnification by the Company of the underwriters, their officers and directors and each Person who controls such underwriters and (ii) making available the executive officers of the Company and participating in “road shows,” investor presentations, marketing events and other selling efforts and effecting a stock split or combination, recapitalization or reorganization);

(viii) take all actions to ensure that any Free Writing Prospectus utilized in connection with any Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(ix) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(x) use commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Equity included in such registration statement for sale in any jurisdiction use, and in the event any such order is issued, commercially reasonable efforts to obtain promptly the withdrawal of such order;

(xi) cooperate with the Holders covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (or arrange for book entry transfer of securities in the case of uncertificated securities), and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such Holders may request at least two (2) Business Days prior to any proposed sale of Registrable Securities to the underwriters;

(xii) take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary to make any such prohibition inapplicable;

(xiii) cooperate with each Holder covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with the preparation and filing of applications, notices, registrations and responses to requests for additional information with FINRA, the New York Stock Exchange, Nasdaq or any other national securities exchange on which the shares of Common Equity are or are to be listed, and to the extent required by the rules and regulations of FINRA, retain a Qualified Independent Underwriter acceptable to the managing underwriter;

(xiv) use its commercially reasonable efforts to cause all Registrable Securities to be listed on each national or international securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed or traded;

(xv) in the case of any underwritten offering, use its commercially reasonable efforts to obtain, and deliver to the underwriter(s), in the manner and to the extent provided for in the applicable underwriting agreement, one or more comfort letters from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters;

(xvi) in all underwritten Public Offerings, provide a legal opinion of the Company’s outside counsel, addressed to the underwriters, dated the date of the closing under the underwriting agreement in customary form and covering such matters of the type customarily covered by legal opinion of such nature;

(xvii) if the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”), use its reasonable best efforts to not become an ineligible issuer (as defined in Rule 405 under the Securities Act) so long as any Holder holds Registrable Securities; and

(xviii) take such other actions and deliver such other documents and instruments as may be reasonably necessary or advisable to facilitate the registration and disposition of Registrable Securities as contemplated hereby.

(b) Additional Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing, as a condition to such seller’s participation in such registration.

(c) Other. To the extent that any of the Participating Holders is or may be deemed to be an “underwriter” of Registrable Securities pursuant to any SEC comments or policies, the Company agrees that (i) the indemnification and contribution provisions contained in Section 6 shall be applicable to the benefit of such Participating Holders in their role as an underwriter or deemed underwriter in addition to their capacity as a Holder and (ii) such Participating Holders shall be entitled to conduct the due diligence which they would normally conduct in connection with an offering of securities registered under the Securities Act, including without limitation, participating in the preparation of the registration statement and receipt of customary opinions and comfort letters addressed to such Participating Holders.

Section 5 Registration Expenses.

Except as expressly provided herein, all Registration Expenses shall be paid by the Company. For the avoidance of doubt, each Person that sells Common Stock pursuant to a Piggyback Registration hereunder will bear and pay its own outside counsel expenses and all underwriting discounts and commissions applicable to the Registrable Securities sold for such Person’s account and all transfer taxes (if any) attributable to the sale of Registrable Securities.

Section 6 Indemnification and Contribution.

(a) By the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law and without limitation as to time, each Holder, such Holder’s officers, directors employees, agents, fiduciaries, stockholders, managers, partners, members, affiliates, direct and indirect equityholders, consultants and representatives, and any successors and assigns thereof, and each Person who controls such holder (within the meaning of the Securities Act) (the “Indemnified Parties”) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) (collectively, “Losses”) caused by, resulting from, arising out of, based upon or related to any of the following (each, a “Violation”) by the Company: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 6, collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the “blue sky” or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. In addition, the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Losses. Notwithstanding the foregoing, the Company will not be liable in any such case to the extent that any such Losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Company by such Indemnified Party expressly for use therein. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties or as otherwise agreed to in the underwriting agreement executed in connection with such underwritten offering. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of such securities by such seller.

(b) By Holders. In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its officers, directors, employees, agents and representatives, and each Person who controls the Company (within the meaning of the Securities Act) against any Losses resulting from (as determined by a final and appealable judgment, order or decree of a court of competent jurisdiction) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in reliance upon, and in conformity with, any information so prepared and furnished in writing by such Holder expressly for use therein; provided that the obligation to indemnify will be several, not joint and several, for each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Claim Procedure. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice will impair any Person’s right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties will have a right to retain one separate counsel, chosen by the majority of the conflicted indemnified parties involved in the indemnification and approved by the Holders, at the expense of the indemnifying party.

(d) Contribution. If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any Loss referred to herein, then such indemnifying party will contribute to the amounts paid or payable by such indemnified party as a result of such Loss, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such Loss as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) of this Section 6(d) is not permitted by applicable law, then in such proportion as is appropriate to reflect not only such relative fault but also the relative benefit of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statement or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution will be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue (or, as applicable alleged) untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the Losses referred to herein will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation. The obligation of Holders to contribute will be individual, not joint and several, for each Holder.

(e) Release. No indemnifying party will, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which includes any admission as to fault or culpability or failure to act on the part of any indemnified party.

(f) Non-exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement will be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract (and the Company and its Subsidiaries shall be considered the indemnitors of first resort in all such circumstances to which this Section 6 applies) and will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

(g) 1940 Act. Notwithstanding anything in this Agreement to the contrary, any indemnification and contribution by the Company shall be subject to the requirements and limitations of Section 17(i) of the Investment Company Act of 1940, as amended, and any applicable guidance from the SEC or its staff thereunder.

Section 7 Cooperation with Underwritten Offerings. No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Company (including, pursuant to the terms of any over-allotment or “green shoe” option requested by the underwriters; provided that no Holder will be required to sell more than the number of Registrable Securities such Holder has requested to include in such registration) and (ii) completes, executes and delivers all questionnaires, powers of attorney, stock powers, custody agreements, indemnities, underwriting agreements and other documents and agreements required under the terms of such underwriting arrangements or as may be reasonably requested by the Company and the lead managing underwriter(s). To the extent that any such agreement is entered into pursuant to, and consistent with, Section 3, Section 4 and/or this Section 7, the respective rights and obligations created under such agreement will supersede the respective rights and obligations of the Holders, the Company and the underwriters created thereby with respect to such registration.

Section 8 Joinder.

The Company may from time to time permit any Person who acquires Common Equity and who would not be eligible to sell such Common Equity under Rule 144 without any volume or manner of sale limitations or any other restriction to become a party to this Agreement and to be entitled to and be bound by all of the rights and obligations as a Holder by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit A attached hereto (a “Joinder”). Upon the execution and delivery of a Joinder by such Person, the Common Equity held by such Person shall become, and such Person shall be deemed a Holder.

Section 9 General Provisions.

(a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company and the majority interest of the Holders and VCBD Feeder I, LLC; provided that no such amendment, modification or waiver that would treat a specific Holder or group of Holders in a manner materially and adversely different than any other Holder or group of Holders will be effective against such Holder or group of Holders without the consent of the holders of a majority of the Registrable Securities that are held by the group of Holders that is materially and adversely affected thereby. The failure or delay of any Person to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person or its obligations under this Agreement will not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(c) Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(d) Successors and Assigns. Except as otherwise provided herein, this Agreement will bind and inure to the benefit and be enforceable by the Company and its successors and permitted assigns and the Holders and their respective successors and permitted assigns (whether so expressed or not). Notwithstanding the foregoing, no rights under this agreement shall be assignable to any Person, except to Affiliates of the Company and the Holders.

(e) Notices. Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by electronic mail with no mail undeliverable or other rejection notice if sent during normal business hours of the recipient; but if not, then on the next Business Day, (iii) one Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications will be sent to the Company at the address specified below and to any Holder at the address specified on the signature page hereto or any Joinder. Any party may change such party’s address for receipt of notice by giving prior written notice of the change to the sending party as provided herein.

The Company’s address is:

Varagon Capital Corporation

229 Park Avenue, 3rd Floor

New York, NY 10171

Attn: Afsar Farman-Farmaian

Email: afarman-farmaian@varagon.com

With copies to:

Eversheds Sutherland (US) LLP

700 Sixth St, NW

Washington, D.C. 20001

Attn: Steven B. Boehm and Payam Siadatpour

Email: stevenboehm@eversheds-sutherland.com and payamsiadatpour@eversheds-sutherland.com

and

Kirkland & Ellis LLP

1301 Pennsylvania Ave, N.W.

Washington, D.C. 20004

Attn: William J. Tuttle

Email: william.tuttle@kirkland.com

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(f) Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period will automatically be extended to the Business Day immediately following such day that is not a Business Day.

(g) Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions of such state.

(h) MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(i) CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE WILL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(j) No Recourse. Notwithstanding anything to the contrary in this Agreement, the Company and each Holder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, will be had against any current or future director, officer, employee, general or limited partner or member of any Holder or any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever will attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(k) Rule 144 Cooperation. At all times that the Company is a reporting company under the Exchange Act, the Company agrees to: (i) use its commercially reasonable efforts to make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 (or any successor rule or regulation to Rule 144 then in force) of the Securities Act, at all times; (ii) use its commercially reasonable efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner at all times; (iii) furnish to each Holder (or a transferee thereof) forthwith upon reasonable request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such holder to sell any such securities without registration; (iv) take such further action as any Holder (or a transferee thereof) may reasonably request, all to the extent required to enable such holders to sell Common Equity pursuant to Rule 144 adopted by the SEC under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the SEC and (v) upon the written request of any Holder (or a transferee thereof), deliver to such holder a written statement as to whether it has complied with such requirements.

(l) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement will be by way of example rather than by limitation.

(m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

(n) Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together will constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(o) Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Holder agrees to execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(p) Dividends, Recapitalizations, Etc. If at any time or from time to time there is any change in the capital structure of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment will be made in the provisions hereof so that the rights and privileges granted hereby will continue.

(q) No Third-Party Beneficiaries. No term or provision of this Agreement is intended to be, or shall be, for the benefit of any Person not a party hereto, and no such other Person shall have any right or cause of action hereunder, except as otherwise expressly provided herein.

(r) No Joint Liability. The obligations of the Holders hereunder shall be several, and not joint, and no Holder shall be liable for any action or inaction of any other Holder hereunder.

*    *    *    *    *

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

VARAGON CAPITAL CORPORATION

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

INVESTORS:

[NAME]

By:
Name:
Title:

Address:

[NAME]

By:
Name:
Title:

Address:

[Signature Page to Registration Rights Agreement]

EXHIBIT A

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of May 31, 2022 (as amended, modified and waived from time to time, the “Registration Agreement”), among Varagon Capital Corporation, a Maryland corporation (the “Company”), and the other persons named as parties therein (including pursuant to other Joinders). Capitalized terms used herein have the meaning set forth in the Registration Agreement.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of, the Registration Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned will be deemed for all purposes to be a Holder and the undersigned’s shares of Common Equity will be deemed for all purposes to be Registrable Securities under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, 20___.

[NAME]

By:
Name:
Title:

Address:

Agreed and Accepted as of
________________, 20___:

VARAGON CAPITAL CORPORATION

By:
Name:
Title:

A-1